Exhibit 10.1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PETRO RESOURCES CORPORATION

Petro Resources Corporation (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is Petro Resources Corporation.

2. The certificate of incorporation of the corporation is hereby amended by striking out ARTICLE IV thereof and by substituting in lieu of said ARTICLE IV the following new ARTICLE IV:

ARTICLE IV
Authorized Capital Stock

This corporation is authorized to issue two classes of shares designated, respectively, “Common Stock” and “Preferred Stock” and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this corporation is authorized to issue is 100,000,000 and each such share shall have a par value of $.01, and the total number of shares of Preferred Stock this corporation is authorized to issue is 10,000,000 and each such share shall have a par value of $.01. The Preferred shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned hereby duly executed this Certificate of Amendment hereby declaring and certifying under penalty of perjury that this is the act and deed of the corporation and the facts herein stated are true, this 10th day of May 2007.

PETRO RESOURCES CORPORATION

By:  /s/ Donald L. Kirkendall
Donald L. Kirkendall, President

By:  /s/ Allen R. McGee
Allen R. McGee, Secretary